UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2026
Arcosa, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware		1-38494	82-5339416
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

500 N. Akard Street, Suite 400
Dallas,	Texas		75201
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (972) 942-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	ACA	New York Stock Exchange
Common Stock ($0.01 par value)	ACA	NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 13, 2026, the Company held its 2026 Annual Meeting of Shareholders at which the Company’s shareholders voted on the following three proposals and cast their votes as described below.
Proposal 1 – Election of Directors
The shareholders elected the following Directors to serve a term expiring at the 2027 annual meeting of shareholders:

Nominee	For	Against	Abstentions	Broker Non-Votes
Joseph Alvarado	44,059,859	211,888	15,480	2,586,744
Rhys J. Best	44,091,957	179,937	15,333	2,586,744
Antonio Carrillo	44,003,636	269,020	14,571	2,586,744
Jeffrey A. Craig	44,130,284	141,788	15,155	2,586,744
Steven J. Demetriou	40,843,391	3,427,289	16,547	2,586,744
John W. Lindsay	44,158,115	114,493	14,619	2,586,744
Kimberly S. Lubel	44,074,968	191,544	20,715	2,586,744
Julie A. Piggott	44,077,761	185,877	23,589	2,586,744
Melanie M. Trent	41,980,438	2,290,040	16,749	2,586,744
Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation
The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement dated March 31, 2026, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion related thereto, by the following vote:

For	Against	Abstentions	Broker Non-Votes
43,665,451	521,917	99,859	2,586,744
Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm for the Year Ending December 31, 2026
The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, by the following vote:

For	Against	Abstentions
46,578,461	264,353	31,157

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcosa, Inc.
(Registrant)

May 15, 2026	By:	/s/ Bryan P. Stevenson
Name: Bryan P. Stevenson
Title: Chief Legal Officer